EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Comcam, Inc., on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof, I, John Dent, Chief Financial Officer of Comcam, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K for the year ended December 31, 2009, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Annual Report on Form 10-K for the year ended December 31, 2009, fairly presents, in all material respects, the financial condition and results of operations of Comcam, Inc.

Date: May 4, 2010	By:	/s/John Dent
John Dent
Principal Financial Officer